================================================================================
 GLOBAL INCOME
 FUND
--------------------------------------------------------------------------------

 SEMI-ANNUAL REPORT
 June 30, 2002

                                                           American Stock
                                                           Exchange Symbol:

                                                           GIF

11 Hanover Square
New York, NY 10005

1-800-278-4353

www.globalincomefund.net

================================================================================
GLOBAL INCOME FUND                                        American Stock
                                                          Exchange Symbol:   GIF
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                   July 26, 2002

Fellow Shareholders:


     We are pleased to submit this Semi-Annual Report for the first six months of 2002 and to welcome shareholders who have made their investment since our last Report. The primary investment objective of the Fund is to provide for its shareholders a high level of income and, secondarily, capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. At June 30, the Fund had approximately 75% of its total assets invested in fixed income securities with an actual or deemed investment grade rating, approximately 12% below investment grade, approximately 9% in preferred stock with an actual or deemed investment grade rating, 1% in below investment grade preferred stock, 2% in common stocks and the balance in money market securities. Approximately 67% of investments were in entities located in the United States and the balance was spread over 11 countries and-supranational organization.

                               Review and Outlook

     While in the first six months of the year equity markets dropped, with the Dow Jones Industrial Average, the Standard & Poor's Index and the Nasdaq Composite Index declining 6.91%, 13.15% and 24.98%, respectively, we are pleased to report that the Fund's shares had a market total return on the American Stock Exchange of 5.12% on a net asset value total return of 0.10%. As investors withdrew from equities, fixed income markets improved, as reflected in the return of the LB Aggregate Bond Index of 3.80%. High yield and emerging market debt returns lagged, as shown in the performance of the CSFB High Yield index return of 0.15% and the SSB Emerging Market Debt index return of 1.70%, and holdings of the Fund in these areas hindered its overall performance.

     Looking ahead, we believe economic conditions generally will be positive for fixed income investing. With conflicting economic data on the recovery in corporate earnings and capital expenditures, strength in consumer spending has provided the biggest boost to the overall economy. In an effort to help revive the economy, the Federal Reserve Bank and the U.S. Government appear to be taking definite steps to stimulate growth. While inflation may increase as the economy recovers, overall levels probably will remain low due to lower global growth rates and excess manufacturing capacity. Even with the recent sharp declines in the major stock indices, the current crisis of confidence arising out of the Enron, WorldCom and other giant corporate scandals have made investors re-evaluate the risks of equity investments, and equity valuations may go lower to compensate, boosting the attractiveness of bonds.

     Longer term, investors should take note that tax cuts and new spending plans will likely result in a budget deficit of $175 billion this year and potentially $200 billion next year. This reflects reduced economic activity resulting in lower tax revenue and higher payments for economically sensitive programs, such as unemployment compensation, health insurance and food stamps. Given these potential conditions, the Fund's global portfolio of primarily investment grade fixed income securities would appear to offer an attractive alternative for investors seeking income.

                          Dividend Distribution Policy

     The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. We continue to believe shares of the Fund are a sound value and attractive for portfolios seeking a high level of income and, secondarily, capital appreciation.

                    Purchase Shares at an Attractive Discount

     The Fund's current net asset value per share is $5.16. With a recent closing on the American Stock Exchange of $4.75 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to also add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time.

     If you have any questions or would like further information, please call 1-800-278-4353 and an Investor Service Representative will be happy to assist you. We appreciate your support and look forward to serving your investment needs in the months and years ahead.

                                   Sincerely,

        /s/ Thomas B. Winmill               /s/ Marion E. Morris
        Thomas B. Winmill                   Marion E. Morris
        President                           Senior Vice President
                                            Portfolio Manager

                                                        GLOBAL INCOME FUND, INC.

Schedule of Portfolio Investments -- June 30, 2002 (Unaudited)

    Par Value                                                                   Market Value
    ---------                                                                   ------------
               DEBT SECURITIES (82.05%)
               Brazil (1.21%)
   $  500,000  Federation Republic of Brazil, 11.50% Bonds, due 3/12/08 ......    $  341,250
                                                                                  ----------
               France (1.91%)
      500,000  Socgen Real Estate LLC, 7.64% Bonds, due 12/29/49 .............       536,694
                                                                                  ----------
               Japan (4.14%)
    1,000,000  Takefuji Corp., 9.20% Bonds, due 4/15/11 ......................     1,164,150
                                                                                  ----------
               Mexico (5.22%)
      504,000  Fideicomiso Petacalco Trust, 10.16%, due 12/23/09 .............       555,660
    1,017,000  Transportacion Maritima Mexica, 9.50% Notes, due 5/15/03 ......       913,027
                                                                                  ----------
                                                                                   1,468,687
                                                                                  ----------
               Qatar (3.79%)
    1,000,000  Ras Laffan Liquid Natural Gas, 8.294% Secured Bonds,
               due 3/15/14 ...................................................     1,065,000
                                                                                  ----------
               Russia (3.50%)
      500,000  Gazprom OAO, 9.125% Bonds, due 4/25/07 ........................       490,000
      500,000  Russian Federation, 8.25%, due 3/31/10 ........................       496,250
                                                                                  ----------
                                                                                     986,250
                                                                                  ----------
               Turkey (1.49%)
      500,000  Republic of Turkey, 9.875% Notes, due 3/19/08 .................       420,000
                                                                                  ----------
               Ukraine (1.54%)
      445,000  Ukraine Government, 10% Senior Notes, due 3/15/07 .............       433,716
                                                                                  ----------
               United States (55.03%)
      500,000  Allegheny Energy Supply, 7.80% Notes, due 3/15/11 .............       512,096
      500,000  AT&T Corp.-Liberty Media, 8.25% Debentures, due 2/01/30 (1) ...       467,215
    1,000,000  Chubb Corp., 6% Notes, due 11/15/11 ...........................     1,013,810
    1,000,000  Citizens Utilities Co., 7.60% Debentures, due 6/01/06 .........       940,959
    1,000,000  Federal Home Loan Bank, due 4/11/12 ...........................     1,000,000
      500,000  Federal Home Loan Bank, due 5/14/12 ...........................       500,000
      750,000  Federal Home Loan Mortgage Corp., 0%, due 4/23/09 .............       750,000
      500,000  Federal Home Loan Mortgage Corp., 0%, due 7/11/12 .............       500,000
      856,349  Federal Home Loan Mortgage Corp., 9.66%, due 3/15/31 ..........       871,946
      875,815  Federal Home Loan Mortgage Corp., 9.58%, due 3/15/32 ..........       864,371
      500,000  Federal National Mortgage Corp., 11.50%, due 5/15/32 ..........       497,500
    1,500,000  General Electric Capital Corp., 6.125% Notes, due 2/22/11 .....     1,020,828
    1,000,000  IBM Corp., 7.50% Debentures, due 6/15/13 ......................     1,135,030
    1,000,000  Illinois Power Co., 6.25%, due 7/15/02 ........................     1,000,478
      500,000  Kellogg Co., 6.60% Notes, due 4/01/11 .........................       525,151
      200,000  Knight-Ridder Inc., 7.15% Debentures, due 11/01/27 ............       200,080
    1,000,000  Long Island Lighting Co., 8.20% Debentures, due 3/15/23 .......     1,044,436

GLOBAL INCOME FUND, INC.         See accompanying notes to financial statements.

Schedule of Portfolio Investments -- June 30, 2002 (Unaudited)

      Par Value                                                                                     Market Value
      ---------                                                                                     ------------
                     United States (continued)
    $ 1,000,000      Meadwestvaco Corp., 6.85% Notes, due 4/01/12 ...............................  $ 1,051,738
      1,000,000      Philip Morris Companies Inc., 7.75% Debentures, due 1/15/27 ................    1,084,509
        500,000      U.S. Treasury Note, 5%, due 8/15/11 ........................................      507,101
                                                                                                   -----------
                                                                                                    15,487,248
                                                                                                   -----------
                     Uruguay (.38%)
        200,000      Banco Comercial S.A., 8.875% Bonds, due 5/15/09 ............................      108,000
                                                                                                   -----------
                     Venezuela (2.95%)
        422,000      PDVSA Finance Ltd., 8.75% Senior Notes, due 2/15/04 ........................      438,685
        455,000      Republic of Venezuela Floating Rate Debentures, due 12/18/07 ...............      392,065
                                                                                                   -----------
                                                                                                       830,750
                                                                                                   -----------
                     Supranational/Other (.89%)
 /mxn/2,400,000      The International Bank for Reconstruction & Development,
                     15.875% Notes, due 2/28/03 (2) .............................................      249,830
                                                                                                   -----------
                     Total Debt Securities (cost: $ 23,265,328) .................................   23,091,575
                                                                                                   -----------
         Shares      COMMON STOCKS (1.94%)
         ------
                     Investment Advice (1.94%)

         15,900      Alliance Capital Management Holding L.P. ...................................      544,575
                                                                                                   -----------
                     Total Common Stocks (cost: $ 732,596) ......................................      544,575
                                                                                                   -----------
                     PREFERRED STOCKS (9.80%)
          5,000      BAC Capital Trust II, 7.00% ................................................      125,200
         25,000      British Airways Finance, 6.75% .............................................      493,827
         25,000      Corporate-Backed Trust Certificates, 8.20% .................................      625,000
         20,000      Disney (Walt) Company, 7.00% ...............................................      508,000
         10,000      Entertainment Property Trust, 9.50% ........................................      257,000
         10,000      General Motors Corp., 7.25% ................................................      247,300
         20,000      Wells Fargo Capital Trust IV, 7.00% ........................................      503,000
                                                                                                   -----------
                     Total Preferred Stocks (cost: $  2,663,280) ................................    2,759,327
                                                                                                   -----------
      Par Value      SHORT TERM INVESTMENTS (6.21%)
      ---------
    $ 1,740,000      U.S. Treasury Bill, due 9/26/02 ............................................    1,733,104
         15,298      State Street Bank & Trust Repurchase Ageement, .65%, 6/28/02,
                     due 7/1/02 (collateralized by $  15,000 U.S. Treasury Bond, 8.125%,
                     due 8/15/19, market value: $19,664 proceeds at maturity: $ 15,298) .........       15,298
                                                                                                   -----------
                     Total Short Term Investments (cost: $ 1,748,402) ...........................    1,748,402
                                                                                                   -----------
                     Total Investments (cost: $ 28,409,606) (100%) ..............................  $28,143,879
                                                                                                   ===========

(1) Purchased pursuant to Rule 144A exemption from Federal registration requirements.
(2) Par value stated in currency indicated; market value stated in U.S. dollars.

See accompanying notes to financial statements.         GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (Unaudited)

ASSETS:
   Investments at market value
    (cost: $28,409,606) (note 1) ..........................       $28,143,879
   Interest and dividend receivable .......................           471,331
   Other assets ...........................................             2,842
                                                                  -----------
     Total assets .........................................        28,618,052
                                                                  -----------
LIABILITIES:
   Payable for investments purchased ......................           500,000
   Accrued expenses .......................................            60,547
   Accrued management fees ................................            16,275
                                                                  -----------
     Total liabilities ....................................           576,822
                                                                  -----------
NET ASSETS: (applicable to 5,411,360
   shares outstanding: 20,000,000 shares
   of $.01 par value authorized) ..........................       $28,041,230
                                                                  ===========
NET ASSET VALUE PER SHARE
   ($28,041,230 / 5,411,360 shares outstanding) ...........             $5.18
                                                                  ===========
At June 30, 2002, net assets consisted of:
   Paid-in capital ........................................       $36,724,929
   Accumulated net realized loss on
    investments, foreign
    currencies and futures ................................        (7,916,711)
   Accumulated deficit in net investment
    income ................................................          (494,285)
   Net unrealized depreciation on
    investments and foreign currencies ....................          (272,703)
                                                                  -----------
                                                                  $28,041,230
                                                                  ===========

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
   Interest ...............................................        $1,000,292
   Dividends ..............................................           104,909
                                                                   ----------
     Total investment income ..............................         1,105,201
                                                                   ----------
EXPENSES:
   Investment management (note 3) .........................            99,756
   Custodian ..............................................            41,655
   Professional (note 3) ..................................            18,771
   Directors ..............................................            15,556
   Registration (note 3) ..................................            11,081
   Transfer agent .........................................             8,332
   Printing ...............................................             3,650
   Other ..................................................             4,544
                                                                   ----------
     Total operating expenses .............................           203,345
     Loan interest and fees (note 5) ......................             1,686
                                                                   ----------
     Total expenses .......................................           205,031
                                                                   ----------
          Net investment income ...........................           900,170
                                                                   ----------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS, FOREIGN
   CURRENCIES AND FUTURES:
   Net realized loss on investments .......................          (529,585)
   Net realized gain from foreign currency
     and futures transactions .............................             9,919
   Unrealized depreciation on investments
     and foreign currencies during the year ...............          (368,157)
                                                                   ----------
        Net realized and unrealized loss
          on investments and foreign
          currencies ......................................          (887,823)
                                                                   ----------
        Net increase in net assets
          resulting from operations .......................           $12,347
                                                                   ==========

GLOBAL INCOME FUND, INC.         See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 2002 (Unaudited) and Year Ended December 31, 2001

                                                                                 Six Months
                                                                                   Ended
                                                                                  June 30,      Year Ended
                                                                                    2002        December 31,
                                                                                 (Unaudited)       2001
                                                                                 -----------    ------------

OPERATIONS:
   Net investment income ....................................................... $   900,170    $ 1,772,351
   Net realized gain (loss) from security and foreign currency transactions ....    (519,666)       166,757
   Unrealized depreciation on investments and foreign currencies
     during the period .........................................................    (368,157)      (342,949)
                                                                                 -----------    -----------
        Net change in net assets resulting from operations .....................      12,347      1,596,159

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders ($0.26 and $0.36 per share, respectively) .....  (1,394,636)    (1,939,108)
   Tax return of capital to shareholders ($0.20 per share) .....................          --     (1,050,851)

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from reinvestment of distributions
     (62,169 and 141,884 shares, respectively) (note 6) ........................     313,970        720,680
                                                                                 -----------    -----------
        Total change in net assets .............................................  (1,068,319)      (673,120)

NET ASSETS:
   Beginning of period .........................................................  29,109,569     29,782,669
                                                                                 -----------    -----------
   End of period ............................................................... $28,041,230    $29,109,549
                                                                                 ===========    ===========


See accompanying notes to financial statements.         GLOBAL INCOME FUND, INC.

                    Notes to Financial Statements (Unaudited)

 (1) Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, is a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2001, the Fund had an unused capital loss carryforward of approximately $6,992,000 of which $1,420,000 expires in 2004, $214,000 in 2006, $3,977,000 in
 2007, and $1,381,000 in 2008. Based on Federal income tax cost of $28,409,606, gross unrealized appreciation and gross unrealized depreciation were $468,535 and $734,262, respectively, at December 31, 2001. Distributions paid to shareholders during the year ended December 31, 2001 differ from net investment income and net gains (losses) from security, foreign currency, and futures transactions as determined for financial reporting purposes. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

 (3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $16,927 for providing certain administrative and accounting services at cost for the six months ended June 30, 2002.

GLOBAL INCOME FUND, INC.

(4) The Fund has an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. Purchases and sales of securities other than short term notes aggregated $20,245,651 and $16,929,871, respectively, for the six months ended June 30, 2002. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at June 30, 2002.

(5) The Fund may borrow through a committed bank line of credit. At June 30, 2002, there was no balance outstanding and the interest rate was equal to the Federal Reserve Rate plus 1.00 percentage point. For the six months ended June 30, 2002, the weighted average interest rate was 2.56% based on the balances outstanding during the period and the weighted average amount outstanding was $93,113.

(6) The tax character of distributions paid to shareholders for the six months ended June 30, 2002 and the year ended December 31, 2001 was as follows:

                                              2001              2001
                                              ----              ----
Distributions paid from:
   Ordinary income                        $ 1,394,636       $ 1,939,108
   Return of capital                                -         1,050,851
                                          -----------       -----------
                                          $ 1,394,636       $ 2,989,959
                                          ===========       ===========

A reclassification of ordinary income and return of capital is likely to occur for the year ended December 31, 2002, although the exact amount is not estimated at June 30, 2002.

                                                        GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

                                        Six Months
                                           Ended       Years Ended   Six Months
                                          June 30,     December 31,     Ended       Years Ended June 30,
                                           2002     ---------------- December 31, -------------------------
                                        (Unaudited)   2001     2000      1999       1999     1998     1997
                                        ----------- -------  ------- ------------ -------  -------  -------
PER SHARE DATA*
Net asset value at beginning of period .. $  5.44   $  5.72  $  5.77   $  5.99    $  6.93  $  8.43  $  7.92
                                          -------   -------  -------   -------    -------  -------  -------
Income from investment operations:
     Net investment income ..............     .17       .32      .42       .23         55      .52      .51
     Net realized and unrealized gain
        (loss) on investments ...........    (.17)     (.04)     .11      (.15)      (.81)   (1.18)     .59
                                          -------   -------  -------   -------    -------  -------  -------
          Total from investment
           operations ...................     --        .28      .53       .08       (.26)    (.66)    1.10
                                          -------   -------  -------   -------    -------  -------  -------
Less distributions:
     Distributions to shareholders ......    (.26)     (.36)    (.42)     (.23)      (.55)    (.52)    (.59)
     Tax return of capital to
       shareholders .....................     --       (.20)    (.16)     (.07)      (.13)    (.32)     --
                                          -------   -------  -------   -------    -------  -------  -------
          Total distributions ...........    (.26)     (.56)    (.58)     (.30)      (.68)    (.84)    (.59)
                                          -------   -------  -------   -------    -------  -------  -------
Net asset value at end of period ........ $  5.18   $  5.44  $  5.72   $  5.77    $  5.99  $  6.93  $  8.43
                                          =======   =======  =======   =======    =======  =======  =======
Per share market value at end of
  period ................................ $  4.91   $  4.91  $  4.69   $  4.44    $  5.19  $  6.44  $  8.50
                                          =======   =======  =======   =======    =======  =======  =======
TOTAL RETURN ON NET ASSET
  VALUE BASIS ...........................    0.10%     2.33%    9.05%     2.52%     (2.23)%  (8.44)%  14.71%
                                          =======   =======  =======   =======    =======  =======  =======
TOTAL RETURN ON MARKET VALUE
  BASIS (a) .............................    5.12%    15.94%   19.75%    (8.96)%    (8.85)% (15.65)%  15.71%
                                          =======   =======  =======   =======    =======  =======  =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's
  omitted) .............................. $28,041   $29,110  $29,783   $29,060    $29,600  $33,024  $25,361
                                          =======   =======  =======   =======    =======  =======  =======
Average net assets ...................... $28,726   $29,839  $29,240   $29,448    $30,261  $25,232  $24,694
                                          =======   =======  =======   =======    =======  =======  =======
Ratio of expenses before loan interest,
  commitment fees and nonrecurring
  expenses ..............................    1.43%**   1.72%    1.38%     1.48%**    1.46%    1.58%    2.00%
                                          =======   =======  =======   =======    =======  =======  =======
Ratio of total expenses to average net
  assets (b) ............................    1.44%**   1.73%    2.69%     2.26%**    2.45%    3.52%    2.71%
                                          =======   =======  =======   =======    =======  =======  =======
Ratio of net investment income to
  average net assets ....................    6.32%**   5.94%    8.31%     9.21%**    8.95%    8.53%    7.35%
                                          =======   =======  =======   =======    =======  =======  =======
Portfolio turnover rate .................      63%      160%     259%      115%       183%     328%     475%
                                          =======   =======  =======   =======    =======  =======  =======

* Per share income and operating expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions, if any.
(b) Ratio after custodian credits was 1.72%, 2.66%, 2.24%**, 2.43% and 3.42% for the years ended December 31, 2001, and 2000, the six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively.

GLOBAL INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

--------------------------------------------------------------------------------

                                 PRIVACY POLICY

Global Income Fund, Inc. recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                                                        GLOBAL INCOME FUND, INC.

                             OFFICERS AND DIRECTORS

DIRECTORS

BASSETT S. WINMILL
Chairman

ROBERT D. ANDERSON
Vice Chairman

GEORGE B. LANGA*

FREDERICK A. PARKER, JR.*

PETER K. WERNER*

DOUGLAS WU*

THOMAS B. WINMILL, Esq.


 *Member, Audit Committee

OFFICERS

THOMAS B. WINMILL, Esq.
President

MARION E. MORRIS
Senior Vice President

WILLIAM G. VOHRER
Treasurer

MONICA PELAEZ, Esq.
Vice President, Secretary

HEIDI KEATING
Vice President

                      STOCK DATA                    2002 DISTRIBUTION PAYMENT DATES

Price (6/30/02) ..................... $4.91    Declaration     Record            Payment
Net Asset Value (6/30/02) ........... $5.18    -----------     ------            -------
Discount ............................   5.2%
                                               March 4         March 15          March 28
American Stock Exchange Trading                June 4          June 14           June 28
   Symbol: GIF                                 September 5     September 16      September 30
Newspaper exchange listings appear under an    December 4      December 16       December 31
   abbreviation, such as: Glinc


GLOBAL INCOME FUND, INC.

GLOBAL INCOME FUND
11 Hanover Square
New York, NY 10005
Printed on recycled paper
GIF-SAR-6/02